UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

IR BIOSCIENCES HOLDINGS, INC.
(Exact name of registrant specified in charter)

Delaware	033-05384	13-3301899

(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

4021 N. 75th Street, Suite 201
Scottsdale, AZ 85251
(Address of principal executive offices) (Zip Code)

(480) 922-3926
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information in Item 3.02, below, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On October 26, 2006, IR BioSciences Holdings, Inc. (the "Company") effected a second closing of a private placement, whereby the Company sold an aggregate of $2,697,100 worth of units ("Units") to accredited investors as defined by Rule 501 under the Securities Act of 1933, as amended (the transaction is referred to herein as the "Private Placement").

Pursuant to the terms of the subscription agreement, each Unit was sold for $25,000 and consisted of (i) 156,250 shares of common stock of the Company, par value $0.001 per share (the "Common Stock"); and (ii) a warrant to purchase, at any time prior to the fifth anniversary following the final closing of the Private Placement, 78,125 shares of Common Stock at an exercise price of $0.50 per share. A total of 16,856,875 shares and 8,428,437 warrants were sold to investors at the second closing of the Private Placement. The Company agreed to file a registration statement, covering the securities sold in the Private Placement, not before 180 days after the final closing of the Private Placement and not later than 190 days after the final closing of the Private Placement. The shares and warrants were offered and sold to investors in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. In addition, the Company may elect to redeem the warrants (but not less than all the warrants), upon certain conditions and after providing at least thirty-days written notice to warrant holders.

In connection with the Private Placement, the Company issued an additional 2,697,100 shares of Common Stock to the placement agent or its designees, upon the second closing of the Private Placement. The shares were issued as consideration for the placement agent’s services in connection with the Private Placement. The shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. In addition, the placement agent received $269,710 in commission and expenses as compensation for its services.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE. ANY SECURITIES SOLD IN THE PRIVATE PLACEMENT WILL NOT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR BIOSCIENCES HOLDINGS, INC.

Date: October 30, 2006	By: /s/ Michael K. Wilhelm

Michael K. Wilhelm
President
(Duly Authorized Officer)